UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A

AMENDMENT NO. 1
TO

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2013

REGALWORKS MEDIA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52846	76-0766174
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

225 SANTA MONICA BOULEVARRD, SUITE 300
SANTA MONICA, CA. 90401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (703) 220-9977

AmerElite Solutions, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01.  Changes in Registrant’s Certifying Accountant

Effective November 1, 2013, the Board of Directors of the Company dismissed Ronald R. Chadwick, P.C. (“Chadwick”) as its independent registered accounting firm and engaged PLS CPA (“PLS”) to serve as its independent registered accounting firm. Chadwick’s audit report on the Company’s financial statements for the years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that, the audit report included an explanatory paragraph with respect to the uncertainty as to the Company’s ability to continue as a going concern. During the years ended December 31, 2012 and 2013 and during the subsequent interim period preceding the date of Chadwick’s dismissal, there were (i) no disagreements with Chadwick on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, and (ii) no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

On November 1, 2013  (the “Engagement Date”), the Company engaged PLS CPA, a professional corporation (“PLS”) as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2013. The decision to engage PLS as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with PLS regarding either:

1.
the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that PLS  concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

The Company has provided Chadwick with the disclosures made herein and has requested that Chadwick furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with statements made herein. A copy of the letter of Ronald R. Chadwick, CPA is included as Exhibit 16.1 to this report.

 (d)  Exhibits

Exhibit 16.1    Letter of Ronald R. Chadwick, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RegalWorks Media, Inc.

By:	/s/ Dane West
Dane West Chief Executive Officer

Date:  November 27 , 2013

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